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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

         Date of Report (Date of earliest event reported): March 7, 2001

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-28218                         77-0319159
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   (State of             (Commission File Number)             (IRS Employer
 incorporation)                                             Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
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           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

Affymetrix, Inc. (the "Company") relies on sequence information that is in the public domain for the design of its standard GeneChip probe arrays. The Company has and plans to continue to invest substantial resources to ensure the accuracy of this sequence information prior to the commercial release of its products. The Company believes its recent acquisition of Neomorphic, Inc., a privately held bioinformatics company, will further enable it to refine and ensure the accuracy of the public domain sequence databases. Despite these efforts, because of the rapidly evolving nature of the public domain sequence databases, sequence errors may not be found prior to the commercial release of a product. The magnitude and importance of these errors depends on multiple and complex factors that the Company considers in determining appropriate actions to meet customer needs. There can be no assurance that these actions will not have a material adverse impact on the Company's business, results of operations and financial condition.

The Company has recently discovered errors in the UniGene U74 database build that was used in the design of the Murine Genome U74 Set of GeneChip arrays. As a result, the Company has begun the redesign of these arrays and has initiated discussions with its affected customers to address their individual needs. Based on these discussions, the Company is planning to offer certain replacement arrays to these customers. The Company is currently evaluating the financial impact of providing these replacement arrays and estimates preliminarily that the total cost of this decision could be up to $4 million. Pending the outcome of this analysis, the Company may be required to take additional product warranty accruals in the quarter ended December 31, 2000 and/or in the current fiscal quarter. In addition, sales of the Murine Genome U74 set of arrays may be impacted.

All statements in this current report that are not historical are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding the Company's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for the Company from those projected, including, but not limited to, uncertainties relating to technological approaches, product development, manufacturing, market acceptance, personnel retention, equity dilution, uncertainties related to the ability to realize benefits from acquisitions, uncertainties related to cost and pricing of the Company's products, dependence on collaborative partners, uncertainties relating to sole source suppliers, uncertainties relating to FDA and other regulatory approvals, competition, risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other SEC reports, including its Quarterly Reports on Form 10-Q for subsequent quarterly periods. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: March 7, 2001